UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August
20
, 2020 (August 17, 2020)

Commission File Number	Exact Name of Registrant as Specified in its Charter, Principal Office Address and Telephone Number	State of Incorporation or Organization	I.R.S. Employer Identification No.
001-38646	Dow Inc.	Delaware	30-1128146
2211 H.H. Dow Way, Midland, MI 48674
(989) 636-1000

001-03433	The Dow Chemical Company	Delaware	38-1285128
2211 H.H. Dow Way, Midland, MI 48674
(989) 636-1000

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Dow Inc.	Common Stock, par value $0.01 per share	DOW	New York Stock Exchange
The Dow Chemical Company	0.500% Notes due March 15, 2027	DOW/27	New York Stock Exchange
The Dow Chemical Company	1.125% Notes due March 15, 2032	DOW/32	New York Stock Exchange
The Dow Chemical Company	1.875% Notes due March 15, 2040	DOW/40	New York Stock Exchange
The Dow Chemical Company	4.625% Notes due October 1, 2044	DOW/44	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.
On August 17, 2020, The Dow Chemical Company (the “Company”), a wholly owned subsidiary of Dow Inc., entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Mizuho Securities USA LLC and SMBC Nikko Securities America, Inc., as representatives of the several underwriters named in Schedule I thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $2.0 billion in aggregate principal amount of notes, consisting of $850,000,000 aggregate principal amount of 2.100% Notes due 2030 (the “2030 Notes”) and $1,150,000,000 aggregate principal amount of 3.600% Notes due 2050 (the “2050 Notes”, and together with the 2030 Notes, the “Notes”). The Notes were offered pursuant to the Company’s registration statement on Form
S-3
(File
No. 333-232862-01),
filed with the Securities and Exchange Commission on July 26, 2019 (the “Registration Statement”).
The closing of the sale of the Notes is expected to occur on August 26, 2020, subject to the satisfaction of customary closing conditions contained in the Underwriting Agreement. In connection with the offering of the Notes, the Company is filing a copy of the Underwriting Agreement attached as Exhibit 1.1 to this Current Report on Form
8-K
and incorporated herein by reference and into the Registration Statement.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.
1.1	Underwriting Agreement, dated as of August 17, 2020, among The Dow Chemical Company and the several underwriters named therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 20, 2020

Dow Inc.
The Dow Chemical Company

By:	/s/ Ronald C. Edmonds
Ronald C. Edmonds
Controller and Vice President of Controllers and Tax